SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PIEDMONT OFFICE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting. ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Piedmont Office Realty Trust, Inc. Annual Meeting of Stockholders to Be Held on May 7, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Notice of Annual Meeting and Proxy Statement and 2023 Annual Report on Form 10K are available at envisionreports.com/PDM. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/PDM to vote your shares To access the virtual meeting, you must have the login details in the white circle located above. ATTEND the meeting on May 7, 2024 at 11:00 a.m. (Eastern Time). 2 N O T 03XPRC

MEETING DETAILS The Annual Meeting of Stockholders of Piedmont Office Realty Trust, Inc. will be held on May 7, 2024 at 11:00 a.m. (Eastern Time) virtually at https://meetnow.global/M4VTKNX. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED: 1. Election of Directors: 01 - Kelly H. Barrett 02 - Glenn G. Cohen 03 - Venkatesh S. Durvasula 04 - Mary M. Hager 05 - Barbara B. Lang 06 - C. Brent Smith 07 - Dale H. Taysom THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 THROUGH 4: 2. Ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for fiscal year 2024. 3. Approve, on an advisory basis, the compensation of our named executive officers. 4. Approval of Amendment to our Second Amended and Restated 2007 Omnibus Incentive Plan. PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card. ORDER MATERIALS Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side. REQUEST VIA: Internet Visit envisionreports.com/PDM Phone Call 1-866-641-4276 Email Send an email to investorvote@computershare.com and include: • “Proxy Materials Piedmont Office Realty Trust, Inc.” in the subject line • Your full name and address • The number located in the box on the reverse side • Statement that you want a paper copy of the meeting materials PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at envisionreports.com/PDM.